CERTIFICATE OF INCORPORATION

OF

BROCK RENEWABLE ENERGY RESEARCH & DEVELOPMENT CORPORATION

Under Section 402 of the Business Corporation Law

The undersigned, for the purpose of forming a corporation pursuant to Section 402 of the New York Business Corporation Law, hereby certifies:

1. The name of the corporation is BROCK RENEWABLE ENERGY RESEARCH & DEVELOPMENT CORPORATION.

2. The purpose for which it is formed is to engage in any lawful act or activity for which a corporation may be organized under the Business Corporation Law, provided that the corporation is not formed to, nor will it, engage in any act or activity requiring the consent or approval of any state official, department, board, agency or other body without such consent or approval first being obtained.

3. The office of the corporation shall be located in the County of Livingston, State of New York.

4. Whenever Shareholders are required or permitted to take any action by vote, such action may be taken without a meeting, without prior notice, and without a vote if a written consent, setting forth the action so taken, shall be signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

5. The aggregate number of shares which the corporation shall have authority to issue is Two Million (2,000,000), all of which are to be common shares with a par value of $.01 per share.

6. No director of the corporation shall be personally liable to the corporation or its shareholders for damages for any breach of duty in such capacity except where a judgment or other final adjudication adverse to said director establishes: that the director's acts or omissions were in bad faith or involved intentional misconduct or a knowing violation of law; that the director personally gained a financial profit or other advantage to which he was not entitled; or that the director's acts violated Section 719 of the New York Business Corporation Law.

7. The Secretary of State of the State of New York is hereby designated as the agent of the corporation upon whom process in any action or proceeding against it may be served and the address to which the Secretary of State shall mail a copy of process in any action or proceeding against the corporation which may be served upon him is 6053 Ely Avenue, Livonia, New York 14487.

IN WITNESS WHEREOF, I have signed this Certificate this 2nd day of August, 2010.

Carla J. Penazek

Carla J. Penazek
Incorporator
99 Garnsey Road
Pittsford, New York 14534

CERTIFICATE OF INCORPORATION

OF

BROCK RENEWABLE ENERGY RESEARCH & DEVELOPMENT CORPORATION

Under Section 402 of the Business Corporation Law

HARRIS BEACH PLLC
99 Garnsey Road
Pittsford, New York 14534

N. Y. S. DEPARTMENT OF STATE
DIVISION OF CORPORATIONS AND STATE RECORDS ALBANY, NY 12231-0001

FILING RECEIPT

==

ENTITY NAME: SKYWOLF WIND TURBINE CORP.

DOCUMENT TYPE: AMENDMENT (DOMESTIC BUSINESS) COUNTY: LIVI
STOCK PROCESS NAME

==

FILED:03/29/2011 DURATION:********* CASH#:110329000915 FILM #:110329000837

FILER:

HARRIS BEACH PLLC
99 GARNSEY ROAD

PITTSFORD, NY 14534

ADDRESS FOR PROCESS:

THE CORPORATION
6053 ELY AVENUE, P.O. BOX 460
LIVONIA, NY 14487

REGISTERED AGENT:

STOCK: 7000000 PV .01

==

SERVICE COMPANY: LIBERTY CORPORATE SERVICES, INC. - AL SERVICE CODE: AL

FEES	120.00	PAYMENTS	120.00
FILING	60.00	CASH	0.00
TAX	25.00	CHECK	0.00
CERT	0.00	CHARGE	0.00
COPIES	10.00	DRAWDOWN	120.00
HANDLING	25.00	OPAL	0.00
		REFUND	0.00

==

STATE OF NEW YORK

DEPARTMENT OF STATE

I hereby certify that the annexed copy has been compared with the original document in the custody of the Secretary of State and that the same is a true copy of said original.

STATE OF NEW YORK ★ DEPARTMENT OF STATE ★ EXCELSIOR

WITNESS my hand and official seal of the Department of State, at the City of Albany, on March 30, 2011.

Daniel E. Shapiro
First Deputy Secretary of State

Rev. 05/09

CERTIFICATE OF AMENDMENT
OF THE
CERTIFICATE OF INCORPORATION
OF
BROCK RENEWABLE ENERGY RESEARCH & DEVELOPMENT CORPORATION

Under Section 805 of the Business Corporation Law

The undersigned, being the President of BROCK RENEWABLE ENERGY RESEARCH & DEVELOPMENT CORPORATION (the "Corporation"), hereby certifies:

1. The name of the Corporation is BROCK RENEWABLE ENERGY RESEARCH & DEVELOPMENT CORPORATION.

2. The Certificate of Incorporation was filed by the Department of State on August 3, 2010.

3. The Certificate of Incorporation, as now in full force and effect, is hereby amended to effect the following changes as authorized by Section 801 of the Business Corporation Law:

(a) To change the name of the Corporation to SkyWolf Wind Turbine Corp. The Paragraph designated "1" in the Certificate of Incorporation is hereby amended to read in its entirety as follows:

> 1. The name of the corporation is SkyWolf Wind Turbine Corp.

(b) To increase the aggregate number of shares the Corporation is authorized to issue to Seven Million (7,000,000), par value $.01 per share.

The paragraph designated "4" in the Certificate of Incorporation is hereby amended to read as follows:

> 4. The aggregate number of shares which the corporation shall have authority to issue is Seven Million (7,000,000), all of which are to be common shares with a par value of $.01 per share.

(c) To change the address to which the Secretary of State shall mail a copy of process served upon him to 6053 Ely Avenue, P.O. Box 460, Livonia, New York 14487. The

Paragraph designated "7" in the Certificate of Incorporation is hereby amended to read in its entirety as follows:

> 7. The Secretary of State of the State of New York is hereby designated as the agent of the corporation upon whom process in any action or proceeding against it may be served and the address to which the Secretary of State shall mail a copy of process in any action or proceeding against the corporation which may be served upon him is 6053 Ely Avenue, P.O. Box 460, Livonia, New York 14487

4. This Amendment to the Certificate of Incorporation was authorized by the written consent of the Sole Director followed by the written consent of the Sole Shareholder.

IN WITNESS WHEREOF, I have signed this Certificate of Amendment this 28th day of March, 2011.

Gerald E. Brock, President

184075 1561674.1

110329000 837

RECEIVED

2011 MAR 29 PM 12: 17

CERTIFICATE OF AMENDMENT
OF THE
CERTIFICATE OF INCORPORATION
OF
BROCK RENEWABLE ENERGY RESEARCH & DEVELOPMENT CORPORATION

Under Section 805 of the Business Corporation Law

lcc

STATE OF NEW YORK
DEPARTMENT OF STATE

FILED MAR 29 2011

TAX $ ______

BY: lmb

Livingston

LCS
DRAWDOWN - #AL

HARRIS BEACH PLLC
99 Garnsey Road
Pittsford, New York 14534

Customer Ref.# 35704

915

CERTIFICATE OF AMENDMENT
OF THE
CERTIFICATE OF INCORPORATION
OF
BROCK RENEWABLE ENERGY RESEARCH & DEVELOPMENT CORPORATION

Under Section 805 of the Business Corporation Law

The undersigned, being the President of BROCK RENEWABLE ENERGY RESEARCH & DEVELOPMENT CORPORATION (the "Corporation"), hereby certifies:

1. The name of the Corporation is BROCK RENEWABLE ENERGY RESEARCH & DEVELOPMENT CORPORATION.

2. The Certificate of Incorporation was filed by the Department of State on August 3, 2010.

3. The Certificate of Incorporation, as now in full force and effect, is hereby amended to effect the following changes as authorized by Section 801 of the Business Corporation Law:

(a) To change the name of the Corporation to SkyWolf Wind Turbine Corp. The Paragraph designated "1" in the Certificate of Incorporation is hereby amended to read in its entirety as follows:

1. The name of the corporation is SkyWolf Wind Turbine Corp.

(b) To increase the aggregate number of shares the Corporation is authorized to issue to Seven Million (7,000,000), par value $.01 per share.

The paragraph designated "4" in the Certificate of Incorporation is hereby amended to read as follows:

4. The aggregate number of shares which the corporation shall have authority to issue is Seven Million (7,000,000), all of which are to be common shares with a par value of $.01 per share.

(c) To change the address to which the Secretary of State shall mail a copy of process served upon him to 6053 Ely Avenue, P.O. Box 460, Livonia, New York 14487. The

Paragraph designated "7" in the Certificate of Incorporation is hereby amended to read in its entirety as follows:

> 7. The Secretary of State of the State of New York is hereby designated as the agent of the corporation upon whom process in any action or proceeding against it may be served and the address to which the Secretary of State shall mail a copy of process in any action or proceeding against the corporation which may be served upon him is 6053 Ely Avenue, P.O. Box 460, Livonia, New York 14487

4. This Amendment to the Certificate of Incorporation was authorized by the written consent of the Sole Director followed by the written consent of the Sole Shareholder.

IN WITNESS WHEREOF, I have signed this Certificate of Amendment this 28th day of March, 2011.

Gerald E. Brock

Gerald E. Brock, President

CERTIFICATE OF AMENDMENT
OF THE
CERTIFICATE OF INCORPORATION
OF
BROCK RENEWABLE ENERGY RESEARCH & DEVELOPMENT CORPORATION

Under Section 805 of the Business Corporation Law

HARRIS BEACH PLLC
99 Garnsey Road
Pittsford, New York 14534

N. Y. S. DEPARTMENT OF STATE
DIVISION OF CORPORATIONS AND STATE RECORDS　　ALBANY, NY 12231-0001

FILING RECEIPT

ENTITY NAME: SKYWOLF WIND TURBINE CORP.

DOCUMENT TYPE: AMENDMENT (DOMESTIC BUSINESS)　　COUNTY: LIVI
STOCK

FILED:06/06/2011 DURATION:********* CASH#:110606000590 FILM #:110606000545

FILER:

HARRIS BEACH PLLC
99 GARNSEY ROAD

PITTSFORD, NY 14534

ADDRESS FOR PROCESS:

REGISTERED AGENT:

STOCK: 70000000 PV .0010000

SERVICE COMPANY: LIBERTY CORPORATE SERVICES, INC. - AL　　SERVICE CODE: AL

FEES	105.00	PAYMENTS	105.00
FILING	60.00	CASH	0.00
TAX	10.00	CHECK	0.00
CERT	0.00	CHARGE	0.00
COPIES	10.00	DRAWDOWN	105.00
HANDLING	25.00	OPAL	0.00
		REFUND	0.00

DOS-1025 (04/2007)

STATE OF NEW YORK

DEPARTMENT OF STATE

I hereby certify that the annexed copy has been compared with the original document in the custody of the Secretary of State and that the same is a true copy of said original.

WITNESS my hand and official seal of the Department of State, at the City of Albany, on June 7, 2011.

Daniel E. Shapiro
First Deputy Secretary of State

Rev. 05/09

110606000545

CERTIFICATE OF AMENDMENT
OF THE
CERTIFICATE OF INCORPORATION
OF
SKYWOLF WIND TURBINE CORP.

Under Section 805 of the Business Corporation Law

The undersigned, being the President of SKYWOLF WIND TURBINE CORP. (the "Corporation"), hereby certifies:

1. The name of the Corporation is SKYWOLF WIND TURBINE CORP. The name under which the Corporation was formed was BROCK RENEWABLE ENERGY RESEARCH & DEVELOPMENT CORPORATION.

2. The Certificate of Incorporation was filed by the Department of State on August 3, 2010.

3. The Certificate of Incorporation, as now in full force and effect, is hereby amended to effect the following changes as authorized by Section 801 of the Business Corporation Law: to change the aggregate number of shares the Corporation is authorized to issue to Seventy Million (70,000,000), par value $.001 per share. The Five Million (5,000,000) issued shares of common stock, par value $.01 per share, shall be changed into Fifty Million (50,000,000) shares of common stock, par value $.001 per share, at a rate of 10 for 1. The Two Million (2,000,000) unissued shares of common stock, par value $.01 per share, shall be changed into Twenty Million (20,000,000) shares of common stock, par value $.001 per share, at a rate of 10 for 1.

The paragraph designated "4" in the Certificate of Incorporation is hereby amended to read as follows:

110606000545

4. The aggregate number of shares which the corporation shall have authority to issue is Seventy Million (70,000,000), all of which are to be common shares with a par value of $.001 per share.

4. This Amendment to the Certificate of Incorporation was authorized by the written consent of the Sole Director followed by the written consent of the Sole Shareholder.

IN WITNESS WHEREOF, I have signed this Certificate of Amendment this 6th day of June, 2011.

/s/ Gerald E. Brock
Gerald E. Brock, President

184075 1599901.3

110606000 SYS

CERTIFICATE OF AMENDMENT
OF THE
CERTIFICATE OF INCORPORATION
OF
SKYWOLF WIND TURBINE CORP.

Under Section 805 of the Business Corporation Law

RECEIVED
2011 JUN -6 PM 12: 15

STATE OF NEW YORK
DEPARTMENT OF STATE
FILED JUN 06 2011
TAX $ 315
BY:

2011 JUN -6 PM 3: 54

LCS
DRAWDOWN - #AL

HARRIS BEACH PLLC
99 Garnsey Road
Pittsford, New York 14534

Customer Ref.# 36670

110606000

CERTIFICATE OF AMENDMENT
OF THE
CERTIFICATE OF INCORPORATION
OF
SKYWOLF WIND TURBINE CORP.

Under Section 805 of the Business Corporation Law

The undersigned, being the President of SKYWOLF WIND TURBINE CORP. (the "Corporation"), hereby certifies:

1. The name of the Corporation is SKYWOLF WIND TURBINE CORP. The name under which the Corporation was formed was BROCK RENEWABLE ENERGY RESEARCH & DEVELOPMENT CORPORATION.

2. The Certificate of Incorporation was filed by the Department of State on August 3, 2010.

3. The Certificate of Incorporation, as now in full force and effect, is hereby amended to effect the following changes as authorized by Section 801 of the Business Corporation Law: to change the aggregate number of shares the Corporation is authorized to issue to Seventy Million (70,000,000), par value $.001 per share. The Five Million (5,000,000) issued shares of common stock, par value $.01 per share, shall be changed into Fifty Million (50,000,000) shares of common stock, par value $.001 per share, at a rate of 10 for 1. The Two Million (2,000,000) unissued shares of common stock, par value $.01 per share, shall be changed into Twenty Million (20,000,000) shares of common stock, par value $.001 per share, at a rate of 10 for 1.

The paragraph designated "4" in the Certificate of Incorporation is hereby amended to read as follows:

4. The aggregate number of shares which the corporation shall have authority to issue is Seventy Million (70,000,000), all of which are to be common shares with a par value of $.001 per share.

4. This Amendment to the Certificate of Incorporation was authorized by the written consent of the Sole Director followed by the written consent of the Sole Shareholder.

IN WITNESS WHEREOF, I have signed this Certificate of Amendment this 6 day of June, 2011.

Gerald E. Brock, President

CERTIFICATE OF AMENDMENT
OF THE
CERTIFICATE OF INCORPORATION
OF
SKYWOLF WIND TURBINE CORP.

Under Section 805 of the Business Corporation Law

The undersigned, being the President of SKYWOLF WIND TURBINE CORP. (the "Corporation"), hereby certifies:

1. The name of the Corporation is SKYWOLF WIND TURBINE CORP. The name under which the Corporation was formed was BROCK RENEWABLE ENERGY RESEARCH & DEVELOPMENT CORPORATION.

2. The Certificate of Incorporation was filed by the Department of State on August 3, 2010.

3. The Certificate of Incorporation, as now in full force and effect, is hereby amended to effect the following change as authorized by Section 801 of the Business Corporation Law: to increase the aggregate number of shares the Corporation is authorized to issue to Ninety Million (90,000,000), par value $.001 per share.

The paragraph designated "4" in the Certificate of Incorporation is hereby amended to read as follows:

> 4. The aggregate number of shares which the corporation shall have authority to issue is Ninety Million (90,000,000), all of which are to be common shares with a par value of $.001 per share.

4. This Amendment to the Certificate of Incorporation was authorized by the written consent of the Sole Director followed by the written consent of the holders of more than a majority of all outstanding shares entitled to vote thereon in accordance with Section 615 of the Business Corporation Law. Written notice has been given as and to extent required by said Section 615.

IN WITNESS WHEREOF, I have signed this Certificate of Amendment this 20th day of December, 2013.

Gerald E. Brock, President

184075 2165444v1

CERTIFICATE OF AMENDMENT
OF THE
CERTIFICATE OF INCORPORATION
OF
SKYWOLF WIND TURBINE CORP.

Under Section 805 of the Business Corporation Law

HARRIS BEACH PLLC
99 Garnsey Road
Pittsford, New York 14534

**CERTIFICATE OF AMENDMENT
OF THE
CERTIFICATE OF INCORPORATION
OF
SKYWOLF WIND TURBINE CORP.**

Under Section 805 of the Business Corporation Law

The undersigned, being the President of SKYWOLF WIND TURBINE CORP. (the "Corporation"), hereby certifies:

1. The name of the Corporation is SKYWOLF WIND TURBINE CORP. The name under which the Corporation was formed was BROCK RENEWABLE ENERGY RESEARCH & DEVELOPMENT CORPORATION.

2. The Certificate of Incorporation was filed by the Department of State on August 3, 2010.

3. The Certificate of Incorporation, as now in full force and effect, is hereby amended to effect the following change as authorized by Section 801 of the Business Corporation Law: to increase the aggregate number of shares the Corporation is authorized to issue to One Hundred Ten Million (110,000,000), par value $.001 per share.

The paragraph designated "4" in the Certificate of Incorporation is hereby amended to read as follows:

> 4. The aggregate number of shares which the corporation shall have authority to issue is One Hundred Ten Million (110,000,000), all of which are to be common shares with a par value of $.001 per share.

4. This Amendment to the Certificate of Incorporation was authorized by the written consent of the Sole Director followed by the written consent of the holders of more than a majority of all outstanding shares entitled to vote thereon in accordance with Section 615 of the Business Corporation Law. Written notice has been given as and to extent required by said Section 615.

IN WITNESS WHEREOF, I have signed this Certificate of Amendment this 23rd day of December, 2014.

Gerald E. Brock

Gerald E. Brock, President

CERTIFICATE OF AMENDMENT
OF THE
CERTIFICATE OF INCORPORATION
OF
SKYWOLF WIND TURBINE CORP.

Under Section 805 of the Business Corporation Law

HARRIS BEACH PLLC
99 Garnsey Road
Pittsford, New York 14534